EXHIBIT 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, Anthony Clanton, Chief Executive, Financial and Accounting Officer, beginning
January 27, 2003, of Inform  Worldwide  Holdings,  Inc. (the Company),  certify, pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002,  18 U.S.C.  Section
1350, that:

(1)  the Quarterly  Report on Form 10-Q of the Company for the quarterly  period ended March 31, 2003 (the Report) fully complies with the  requirements  of
     Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated:  May 15, 2003

                                    /s/Anthony Clanton
                                    ------------------
                                    Anthony Clanton
                                    Title:Chief Executive, Financial and
                                    Accounting Officer
                                    Beginning January 27, 2003